UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 15, 2004



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



        STATE OF DELAWARE                  1-143           38-0572515
        -----------------                  -----           ----------
    (State or other jurisdiction of     (Commission     (I.R.S. Employer
    Incorporation or Organization)      File Number)   Identification No.)

    300 Renaissance Center,                                48265-3000
    Detroit, Michigan                                      (Zip Code)
    -----------------------------------------------------------------
                  (Address of Principal Executive Offices)


        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On October 15, 2004 DBRS Ltd. confirmed short-term ratings at R-1 and placed long-term ratings under review with negative implications for General Motors Corporation (GM) and General Motors Acceptance Corporation (GMAC). Their press releases follow.

Date of Release: Oct 15, 2004
Confirms Short-Term Ratings at R-1 (low)

Current Date: Friday, October 15, 2004

Issuer                 Debt Rated           Rating Action    Rating   Trend
------                 -------------        -------------    ------   -----

General Motors         Commercial Paper     Confirmed        R-1      Stb
Acceptance                                                   (low)
Corporation
-----------------
General Motors         Commercial Paper     Confirmed        R-1      Stb
Acceptance                                                   (low)
Corporation (N.Z.)
Limited
-----------------
General Motors         Commercial Paper     Confirmed        R-1      Stb
Acceptance                                                   (low)
Corporation (U.K.)
plc
-----------------
General Motors         Commercial Paper     Confirmed        R-1      Stb
Acceptance             (guar. by GMAC)                       (low)
Corporation of
Canada, Limited
-----------------
General Motors         Commercial Paper     Confirmed        R-1      Stb
Acceptance                                                   (low)
Corporation,
Australia
-----------------
General Motors         Commercial Paper     Confirmed        R-1      Stb
Corporation                                                  (low)
-----------------
General Motors of      Commercial Paper     Confirmed        R-1      Stb
Canada Limited                                               (low)
-----------------
GMAC Bank GmbH         Commercial Paper     Confirmed        R-1      Stb
-----------------                                            (low)
GMAC Commercial        Commercial Paper     Confirmed        R-1      Stb
Mortgage Bank Europe,                                        (low)
plc
-----------------
GMAC Commercial        Commercial Paper     Confirmed        R-1      Stb
Mortgage Japan, K.K.                                         (low)
------------------
GMAC International     Commercial Paper     Confirmed        R-1      Stb
Finance B.V.                                                 (low)
-----------------
GMAC, Australia        Commercial Paper     Confirmed        R-1      Stb
(Finance) Limited                                            (low)
-----------------

     Note: General Motors Acceptance Corporation of Canada, Limited,; General Motors Acceptance Corporation (N.Z.) Limited, General Motors Acceptance Corporation (U.K.) plc; General Motors Acceptance Corporation, Australia; GMAC Bank GmbH; GMAC Commercial Mortgage Bank Europe, plc.; GMAC Commercial Mortgage Japan, K.K.; and GMAC, Australia (Finance) Limited debt is GMAC Guaranteed by General Motors Acceptance Corporation.

     DBRS is confirming the above ratings of the General Motors group of companies ("GM") at R-1 (low), all with Stable trends. The confirmations reflect GM's above average liquidity and balance sheet strength with strong internal cash flow generation and its strong ability to repay short-term liabilities as they fall due. All these factors are consistent with a R-1 (low) rating.

Date of Release: Oct 15, 2004
Places Long-Term Ratings Under Review with Negative Implications


Current Date: Friday, October 15, 2004


Issuer                 Debt Rated            Rating Action    Rating    Trend
                                             -------------    ------    -----

General Motors         Senior Long-Term      Under Review -   A (low)   Stb
Acceptance             Debt                  Negative
Corporation
----------------
General Motors         Medium & Long-Term    Under Review -   A (low)   Stb
Acceptance             Debt                  Negative
Corporation (N.Z.)
Limited
-----------------
General Motors         Notes & Debentures    Under Review -   A (low)   Stb
Acceptance             (guar. by GMAC)       Negative
Corporation of
Canada, Limited
-----------------
General Motors         Medium & Long-Term    Under Review -   A (low)   Stb
Acceptance             Debt                  Negative
Corporation,
Australia
-----------------
General Motors         Long-Term Debt        Under Review -   A (low)   Stb
Corporation                                  Negative
-----------------
General Motors         Convertible           Under Review -   A (low)y  Stb
Corporation            Debentures            Negative
-----------------
General Motors         Ind. Dev. Empower.    Under Review -   A (low)   Stb
Corporation            Zone Rev. Bds.,       Negative
                       S2004 (Issued by NYC
                       Ind. Dev. Agency,
                       Guar. by GMC)
-----------------
General Motors of      Long-Term Debt        Under Review -   A (low)   Stb
Canada Limited                               Negative
-----------------
GMAC Bank GmbH         Medium & Long-Term    Under Review -   A (low)   Stb
--------------         Debt                  Negative
GMAC Commercial        Long-Term Debt        Under Review -   A (low)   Stb
Mortgage Funding, plc                        Negative
-----------------
GMAC Commercial        Medium & Long-Term    Under Review -   A (low)   Stb
Mortgage Japan, K.K.   Debt                  Negative
-----------------
GMAC International     Medium & Long-Term    Under Review -   A (low)   Stb
Finance B.V.           Debt                  Negative
-----------------

     Note: General Motors Acceptance Corporation of Canada, Limited; General Motors Acceptance Corporation (N.Z.) Limited; General Motors Acceptance Corporation, Australia; GMAC Bank GmbH, GMAC Commercial Mortgage Funding, plc; GMAC Commercial Mortgage Japan, K.K.; and GMAC International Finance B.V. debt is guaranteed by General Motors Acceptance Corporation.

     DBRS is placing the long-term debt ratings of the General Motors group of companies ("GM") "Under Review with Negative Implications" for the following reasons: (1) The ongoing losses in Europe, which DBRS expected to have stabilized by now; (2) The high level of health care costs, and the diminished likelihood of a fall-off in the health care cost trend; (3) The high price of gasoline, which could affect demand and eventually reduce margins in the highly profitable SUV and pickup product lines; (4) The long-term decline in the GM passenger car market share, which DBRS expected to have stabilized; and (5) The continued use of high incentives, which although showing signs of stabilizing, is still affecting margins. All five factors have been issues of focus for some time, but DBRS expected faster improvement in Europe and stabilization of health care costs, in particular.

                                     * * * *

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DBRS is a Toronto-based, full-service credit rating agency established in 1976.
Privately owned and operated without affiliation to any organization, DBRS is respected for its independent, third-party evaluations of corporate and government issues, spanning North America, Europe and Asia. DBRS's extensive coverage of securitizations and structured finance transactions solidifies our standing as a leading provider of comprehensive, in-depth credit analysis.
-------------------------------------------------------------------------------

Information contained herein is obtained by DBRS from sources believed by it to be accurate and reliable. Due to the possibility of human or mechanical error as well as other factors, such information is provided "as is" without warranty of any kind and DBRS, in particular, makes no representation or warranty, express or implied, as to the accuracy, timeliness, completeness, merchantability or fitness for any particular purpose of any such information. DBRS shall not be liable in contract, tort or otherwise for: (a) any loss or damage in whole or in part caused by, resulting from, or relating to, any error (negligent or otherwise) or other circumstance or contingency within or outside the control of DBRS or any of its directors, officers, employees, independent contractors, or agents in connection with, or related to, obtaining, collecting, compiling, analyzing, interpreting, communicating, publishing or delivering any such information; or (b) any direct, indirect, special, consequential, compensatory or incidental damages whatsoever (including, without limitation, lost profits), even if DBRS is advised in advance of the possibility of such damages, resulting from the use of or inability to use, any such information. In addition to the foregoing, the rights of subscribers of DBRS are governed by the terms and conditions of the applicable Subscription Agreement. In the event of any conflict between this document and the Subscription Agreement, the Subscription Agreement shall govern (without limitation, a conflict shall not include the failure of the Subscription Agreement to cover a matter covered herein). The credit ratings, if any, constituting part of the information contained herein are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.




                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  October 18, 2004              By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)